BUSINESS UPDATE CONFERENCE CALL

February 17, 2016

DelMar PHARMACEUTICALS

OTCQX: DMPI

Breakthrough Cancer Therapeutics

Forward-Looking Statements

Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and Canadian securities laws. Any forward-looking statements contained herein or made in the course of the presentation are based on current expectations, but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company's ability to develop, market and sell products based on its technology; the expected benefits and efficacy of the Company's products and technology; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and, the Company's business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in our filings with the SEC and the British Columbia Securities Commission, including our current reports on Form 8-K's, Form 10-Q's and most recent Form 10-K. We do not undertake to update these forward-looking statements made by us.

DelMar PHARMACEUTICALS

Conference Call Agenda

2015

A brief review of results and accomplishments

2016

Positioned for a transformational year ahead

DelMar Pharmaceuticals
Financial Snapshot

- **Cash @ December 31, 2015: $1.9 million**
  - **Cash proceeds from warrant exercise Q4'2015: ~$400k**
- **Quarterly Burn: ~$1 million**
- **Current operating funds into Q3'2016**
- **Capitalization Dec 31, 2015** ***(proforma)***

Common Shares Outstanding	
DMPI Shares	40.2 m
ExchangeCo	4.0 m
Total outstanding	**44.2 m**
Warrants*	17.9 m
Options	3.6 m
Fully Diluted	**65.7 m**

**Potential funding from "in the money" warrants: $6.2 million*
**3.9 million investor warrants can be called at $0.786/share if stock is >$1.60/share for 20 trading days*

DelMar PHARMACEUTICALS

FY2016
Q2 Financial Results

Selected Balance Sheet Data	December 31, 2015 $	June 30, 2015 $ (as restated)
Cash and cash equivalents	1,957,009	1,754,433
Working capital	1,605,025	1,722,336
Total Assets	2,184,593	2,575,421
Derivative liability	1,352,584	2,364,381
Total stockholders' deficit	116,729	(821,490)

Selected Statement of Operations Data For the Three months Ended:	December 31, 2015 $	December 31, 2014 $ (as restated)
Research and development	789,187	612,169
General and administrative	890,672	656,229
Change in fair value of derivative liability	680,188	(892,326)
Change in fair value of derivative liability due to change in warrant terms	242,400	143,532
Loss on exchange of warrants	–	92,843
Foreign exchange loss (gain)	44,253	7,295
Interest income	(10)	(109)
Net loss from operations	2,646,690	619,633
Basic weighted average number of shares outstanding	43,979,516	37,798,183
Basic loss per share	0.06	0.02

DelMar PHARMACEUTICALS

2015 Accomplishments Position DMPI for Strong Momentum in 2016

Significant progress in Phase I/II VAL-083 refractory GBM clinical trial

- ✓ Determined MTD and dosing regimen for advanced clinical trials
- ✓ Completed enrollment in Phase II expansion cohort
- ✓ Reported interim data supporting a clinically meaningful survival benefit in post-Avastin refractory GBM

Promising pre-clinical data support VAL-083 for major and orphan chemo-resistant cancers

VAL-083 Target Markets: 2014 WW Revenue

Non-small cell lung cancer	*$6.8 B*	Ovarian cancer	*>$200 M*
Glioma	*$1.0 B*	Pediatric medulloblastoma	*Orphan*

Source: Evaluate Pharma

Clinical and regulatory advancements of VAL-083 in refractory GBM ensure transition into Phase II/III registration-directed studies in 2016

DelMar PHARMACEUTICALS

VAL-083: DelMar's Initial Product Candidate Leveraging Historical Clinical Data with Modern Science

- **Historical data from NCI-sponsored research**
  - First-in-class small molecule chemotherapy
  - >40 NCI-sponsored clinical trials demonstrate clinical activity against multiple tumor types
    - CNS & Solid Tumors
  - Readily crosses blood-brain-barrier
  - Safety database: >1000 patients
    - Safety & toxicity
    - Pharmacokinetics


OH
O
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$C_6H_{10}O_4$ **MW=146**

DelMar PHARMACEUTICALS

VAL-083: DelMar's Initial Product Candidate Leveraging Historical Clinical Data with Modern Science

Reduce Cost, Risk & Time in Drug Discovery & Development

Solve Unmet Medical Needs


VAL-083
PRIOR
CLINICAL
VALIDATION
> 40 NCI-sponsored clinical trials

Ex-USA clinical research
New I.P.
Modern Biological Understanding
Glioblastoma Multiforme
Additional Orphan Cancer Indications
Solid Tumors
CNS Metastases

DelMar PHARMACEUTICALS

Growing Patent Portfolio: Robust Intellectual Property Protection

- **Eight separate patent families with multiple patents**
  - Claims include use, manufacturing, analytical, mechanism and composition claims
- **Five US patents and four international patents issued to date**
  - Patent protection into 2033 in US
- **90 additional patents + 4 provisional applications pending**
- **VAL-083 granted orphan drug designation in US & EU**
  - Seven years market exclusivity after approval in US
  - 10 years market exclusivity after approval in Europe

DelMar PHARMACEUTICALS

VAL-083: Unique Cytotoxic Mechanism Supports Multiple Target Indications



Damage
53BP1
MDC1
γH2AX
NBS1
RAD50
MRE11
ATM
CHK2
MDMX
Ubi
ABL
p53
MDM2
HAUSP
NBS1
BRCA1
RAD51
p53 stable
CDC25C
p21
CDC25A
SMC1
FANCD2
CDC2 Cyclin B
CDC2 Cyclin B
CDC2 Cyclin A
G1-S checkpoint
S phase checkpoint
G2-M checkpoint
DNA repair (HRR)

Nature Reviews | Molecular Cell Biology

Summary of VAL-083 Research Presented in 2015:

- *Bi-functional alkylator*
- *DNA Cross-links @ N7 position of guanine*
- *Cell cycle arrest in S/G2*
- *Activity not dependent on WT-p53*
- *Double strand breaks during DNA-replication*

New Understanding of Mechanism:

- *Defines unmet medical need targets*
- *Establishes biomarkers for patient selection*
- *Defines combination therapy & partnering opportunities*

DelMar PHARMACEUTICALS

VAL-083: Building a Pipeline to Provide the Right Drug to the Right Patient at the Right Time

VAL-083	Phase I	Phase II	Phase III	NDA / COMMERCIAL
Refractory GBM	→	→		
Front-line GBM	→			
NSCLC				
Ovarian				
Pediatric CNS Tumors				
Grant supported research				

VAL-083 Target Cancers

- *GBM*
- *Lung Cancer*
- *Ovarian Cancer*
- *Cervical Cancer*
- *Other Solid Tumors*

Multi-billion Dollar Potential

China – Partnered with Manufacturer

Lung Cancer – *CFDA Approved*	→	→	→	→
CML – *CFDA Approved*	→	→	→	→

DelMar PHARMACEUTICALS

VAL-083's First Opportunity: GBM

- Glioblastoma multiforme (GBM)
  - 15,000 patients diagnosed each year in US
  - Median survival: ~15 months from diagnosis
- 2/3 of newly diagnosed GBM patients exhibit high-expression of MGMT – a natural DNA repair enzyme causing resistance to currently available chemotherapy
- **VAL-083 is active independent of MGMT-mediated resistance**
- MGMT measurement after diagnosis is standard of care and establishes a biomarker for patient selection
- Prior NCI-sponsored trials demonstrate clinical activity against GBM

DelMar PHARMACEUTICALS

VAL-083's First Opportunity: GBM

Current Treatment Paradigm

Diagnosis

⬇

Surgical "debulking"

⬇

Temodar® + Radiation

⬇ ***2/3 of patients fail***

Avastin®

⬇ ***No impact on survival***

palliative or supportive care

New Paradigm Vision for VAL-083

Diagnosis

⬇

Surgical "debulking"

⬇

MGMT Assessment

2/3
VAL-083
+
Radiotherapy

1/3
Temodar®
+
Radiotherapy

plus … potential for Immunotherapy, Anti-VEGF, EFT

VAL-083 Post Avastin Refractory GBM Ongoing Phase I/II Clinical Trial

Current Treatment Paradigm

Diagnosis

↓

Surgical "debulking"

↓

Temodar® + Radiation

↓

Avastin®

↓

VAL-083 initial clinical trial Phase II

Clinicaltrials.gov Identifier: NCT01478178	
Design	• Single-arm, open label • *Phase I: Dose escalation* • *Phase II: Expansion cohort at MTD*
Summary Inclusion Criteria	• GBM recurrent following surgery, temozolomide + radiation & bevacizumab
Treatment Intervention	• VAL-083 (single agent)
Study Goals	• Determine dosing regimen for advanced clinical trials • Assess patient outcomes
Fully Enrolled at Five Clinical Sites in USA	• UC San Francisco *(San Francisco, CA)* • Mayo Clinic *(Rochester, MN)* • Sarah Cannon Cancer Research Institute *(3 sites: Nashville; Denver; Sarasota)*

DelMar PHARMACEUTICALS

VAL-083 Post Avastin Refractory GBM Ongoing Phase I/II Clinical Trial

- **Phase II expansion cohort fully enrolled**
  - *Rapid enrollment in ~3 ½ months*
  - *20 patients have been enrolled at assumed therapeutic doses (≥30mg/m^2)*
- **Goal #1**: ***40mg/m^2 is a well tolerated dose suitable for advancement to registration-directed trials***
  - *Safety observations in the Phase II expansion cohort to date are consistent with Phase I dose-escalation cohort*
- **Goal #2: Assess Patient Outcomes**
  - *Preliminary Kaplan Meier estimate consistent with Phase I observation: Predicted OS ≥9 months*
  - *Expect top-line median OS observation in H1-2016*

DelMar PHARMACEUTICALS

Current VAL-083 Post Avastin GBM Clinical Trial Phase II Interim Update (SNO 2015)

VAL-083: observed dose-response trend supports clinically meaningful improvement survival outcomes in post-Avastin GBM



Avastin Failure
SURVIVAL
3 mo
6 mo
9 mo
12 mo
Hospice Only: 2 months*
Available Salvage Therapy: 5.2 months*
VAL-083 Low Dose: ~5 months**
VAL-083 Therapeutic Dose: 9 months**

*Iwomoto (2009)
**DelMar ASCO & SNO (2015)

DelMar PHARMACEUTICALS

VAL-083 Refractory GBM
Clear Pathway to Commercialization

- **H1-2016**
  - Top-line survival data from current Phase II trial
  - FDA guidance meeting
- **H2-2016**
  - Initiate registration-directed Phase III clinical trial

Proposed Phase III Design to be Discussed with FDA

Controlled, randomized trial

Randomization 1:1 (VAL-083 vs. supportive chemotherapy)

Primary Endpoint: Overall Survival

Statistical Illustration *(for illustration purposes only)*

80% power; 5% significance

Overall Survival (months)		Survival Benefit	Patients per Arm	Total Enrollment
control	VAL-083			
5	9	4 months	36	72
5	8	3 months	63	126

DelMar PHARMACEUTICALS

VAL-083's First Opportunity: GBM
2016 Clinical Plan … Implementing the Paradigm Shift

Current Treatment Paradigm

Diagnosis

↓

Surgical "debulking"

↓

Temodar® + Radiation

↓ ***2/3 of patients fail***

Avastin®

↓ ***No impact on survival***

VAL-083 Phase II/III Clinical Trial Refractory GBM Planed H2-2016

New Paradigm Vision for VAL-083

Diagnosis

↓

Surgical "debulking"

↓

MGMT Assessment

HIGH MGMT (unmethylated)
2/3
VAL-083
+
Radiotherapy

LOW MGMT (methylated)
1/3
Temodar®
+
Radiotherapy

China Clinical Trial to begin H1-2016
Newly Diagnosed GBM
VAL-083 + Radiotherapy

USA-MDACC Clinical Trial to begin H1-2016
First GBM Recurrence
following temozolomide failure

DelMar PHARMACEUTICALS

VAL-083 GBM
Two New Clinical Trials to Launch H1-2016

H1-2016	1 - FRONT-LINE (Newly Diagnosed)	2 - FIRST RECURRENCE
Design	• Single-arm, open label Phase II	• Randomized, open label Phase II
Summary Inclusion Criteria	• GBM newly diagnosed, unmethylated MGMT promoter	• First recurrence following TMZ failure unmethylated MGMT promoter
Treatment Intervention	• VAL-083 (single agent) + radiotherapy followed by maintenance with VAL-083 *(i.e. Stupp w/ VAL-083)*	• VAL-083 (single agent) - vs - **1:1 randomization** • CCNU (single agent)
Study Goal	• Confirm safety in combination with radiotherapy • Assess patient outcomes (PFS and OS) • Lead-in for global randomized trial	• Assess patient outcomes (PFS and OS) • Lead-in for Phase III
Initial Clinical Site	• Sun-Yat Sen University (China) ➤ *Funded by DelMar manufacturing partner Guangxi Wuzhou Pharma*	• UT MD Anderson Cancer Center

DelMar PHARMACEUTICALS

VAL-083's First Opportunity: GBM

New Paradigm Vision for GBM



Diagnosis
Surgical "debulking"
MGMT Assessment
2/3
VAL-083
+
Radiotherapy
1/3
Temodar®
+
Radiotherapy
VAL-083
plus ... potential for
Immunotherapy,
Anti-VEGF, EFT

VAL-083's distinct anti-cancer mechanism

- ✓ Unlocks potential to overcome chemo-resistance and surpass standard of care
- ✓ Would create a new survival paradigm for the first time in decades
- ✓ Lays the foundation for global development to address *>$1 billion* market opportunity as chemotherapy of choice in the treatment of GBM

DelMar PHARMACEUTICALS

Expanding Our Clinical Portfolio: VAL-083 in NSCLC

- **Global partnering opportunity**
- **Lung cancer is the leading cause of cancer death world-wide**
- **Non-small cell lung cancer (NSCLC)**
  - Current drugs represent >$6 billion in world wide annual sales
  - Overall 5 year NSCLC survival rate: 15%
  - CNS metastases – a leading cause of NSCLC mortality
- **Existing and new data support potential of VAL-083 in NSCLC**
- **VAL-083 is approved in China for the treatment of lung cancer**
- **Phase IV NSCLC trial to be initiated in 2016**
  - Funded via DelMar collaboration with Chinese manufacturer
  - Study Goals:
    - Provide biomarker-driven guidance to treating physicians under existing approval in China
    - Phase II proof-of-concept to support global development in biomarker circumscribed subsets of NSCLC where there is unmet medial need

DelMar PHARMACEUTICALS

Building Our Pipeline: VAL-083 in Ovarian Cancer & Pediatric Brain Cancer

Ovarian Cancer

- Pre-clinical and historical clinical data support potential of VAL-083 in Ovarian Cancer
  - *Data presented at AACR Advances in Ovarian Cancer*

Pediatric Brain Cancer

- Pre-clinical and historical clinical data support potential of VAL-083 in medulloblastoma and other pediatric brain tumors
  - *Data presented at AACR Advances in Pediatric Cancer Research*
- Clinical strategies under development
- Potential global partnering opportunities

DelMar PHARMACEUTICALS

VAL-083 Clinical Development: Timelines & Milestones

	2015	2016		2017-18
GBM *(refractory)*				
Phase I: Define MTD	✓ ***COMPLETE***			
Phase II				
Complete Enrollment	✓ ***COMPLETE***			
Interim Data @ SNO2015	✓ ***COMPLETE***			
Top-line OS Data		**H1-2016**		
FDA Guidance Meeting		**H1-2016**		
Initiate Phase III			**H2-2016**	
NDA-Approval				**2017-18**
Launch				**2018**
GBM *(newly diagnosed MGMT-unmethylated)*				
Phase II Initiation		**H1-2016**		
GBM *(first recurrence MGMT-unmethylated)*				
Phase II Initiation		**H1-2016**		
NSCLC				
Phase IV China Initiation		**H1-2016**		
Additional Clinical Studies				
Other solid tumors				**2017-18**

DelMar PHARMACEUTICALS

DelMar: Positioned for 2016 to be a Transformational Year

Actionable Milestones in the First Half of 2016

- Phase II Top-line Data: Refractory GBM
- New Clinical Trial: Front-line GBM
- New Clinical Trial: NSCLC
- FDA Guidance Meeting in preparation for Phase III clinical trials in refractory GBM
- U.S. National Exchange Listing for DMPI Shares *(NYSE-MKT or NASDAQ)*

- **Positioned to initiate registration-directed clinical trials in refractory GBM during 2016**
- **Pipeline development research collaboration with leading investigators at UCSF, Mayo Clinic and MD Anderson Cancer Center**
- **Potential to capitalize on global partnering opportunities**
- **Working in earnest to up-list to a National Exchange**

DelMar PHARMACEUTICALS

Value Indicators Suggest Potential for Significant Upside for DMPI

Company	Ticker	Development Stage	Market Cap*
Companies Developing GBM Programs			
Celldex therapeutics	CLDX	Phase 3	**$1.26B**
Northwest Biotherapeutics	NWBO	Phase 3	**$220.4M**
CytRx Corporation	CYTR	Phase 2	**$136.2M**
Public Companies Developing Late-stage Oncology Programs			
Exelixis	EXEL	Phase 3	**$1.11B**
Progenics Pharmaceuticals	PGNX	Phase 3	**$344.8M**
Puma Biotechnology	PBYI	Phase 3	**$1.91B**
TG Therapeutics	TGTX	Phase 3	**$455.83M**

**Market Cap as of January 8, 2016*

DelMar PHARMACEUTICALS

DelMar Pharmaceuticals Investment Opportunity

- ✓ **VAL-083**
  - ❖ "First-in-class" small molecule chemotherapy
    - ❖ Unique anti-cancer mechanism overcomes chemo-resistance
    - ❖ NCI demonstrated clinical activity across a range of cancers
  - ❖ Promising interim outcomes data in refractory GBM clinical trial
    - ❖ Advancing to "late-stage" clinical development in 2016
  - ❖ Pipeline expansion opportunities in high value oncology markets
  - ❖ Robust IP protection from newly issued patents
  - ❖ Orphan drug designation in US and EU
- ✓ **Experienced Team with History of Success**
- ✓ **Expected Near-term Up-listing Opportunity**
- ✓ **Transformational Near-term Catalysts**

DelMar PHARMACEUTICALS

Q&A

OTCQX:DMPI

Corporate Headquarters

Suite 720 – 999 W. Broadway
Vancouver, British Columbia
Canada V5Z 1K5

Clinical Operations

3475 Edison Way, Suite R
Menlo Park, California 94025
USA

www.delmarpharma.com

DelMar PHARMACEUTICALS

Breakthrough Cancer Therapeutics